DYNAMIC U.S. OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 100.0%
	EQUITY - 99.7%
150,892	Communication Services Select Sector SPDR Fund	$ 17,861,086
39,603	Consumer Discretionary Select Sector SPDR Fund	9,490,463
68,213	Consumer Staples Select Sector SPDR Fund	5,345,853
12,607	Energy Select Sector SPDR Fund	1,126,309
288,067	Financial Select Sector SPDR ETF	15,518,169
66,851	Health Care Select Sector SPDR Fund(a)	9,303,654
85,357	Industrial Select Sector SPDR Fund(a)	13,164,610
27,823	iShares Russell Mid-Cap Growth ETF(a)	3,962,273
32,656	Real Estate Select Sector SPDR Fund(a)	1,375,797
42,311	SPDR Portfolio S&P 500 Value ETF	2,341,068
75,265	Technology Select Sector SPDR Fund	21,214,194
76,159	Utilities Select Sector SPDR Fund	6,641,826
		107,345,302
	FIXED INCOME - 0.3%
6,087	JPMorgan Active Bond ETF	329,672

	TOTAL EXCHANGE-TRADED FUNDS (Cost $91,370,882)	107,674,974

	SHORT-TERM INVESTMENTS — 8.1%
	COLLATERAL FOR SECURITIES LOANED - 7.9%
8,562,112	Mount Vernon Liquid Assets Portfolio, 4.22%(b),(c)	8,562,112

	MONEY MARKET FUNDS - 0.2%
243,662	First American Treasury Obligations Fund, Class X, 4.02%(b)	243,662

	TOTAL SHORT-TERM INVESTMENTS (Cost $8,805,774)	8,805,774

	TOTAL INVESTMENTS – 108.1% (Cost $100,176,656)	$ 116,480,748
	LIABILITIES IN EXCESS OF OTHER ASSETS - (8.1)%	(8,768,530)
	NET ASSETS - 100.0%	$ 107,712,218

DYNAMIC U.S. OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2025

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of September 30, 2025 was $8,429,131
(b)	Rate disclosed is the seven day effective yield as of September 30, 2025.
(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2025 is $8,562,112.